SUPPLEMENT TO PROSPECTUS

Dated November 13, 2002

The Board of Trustees of The Fairmont Fund has decided to close the Fund permanently and distribute all remaining assets to the shareholders.  The Fund’s small asset base can no longer support its expenses. It is clear that the Fund will not bring in enough assets within the foreseeable future to rectify this situation.

The Fund will be shut down on December 13, 2002.  Effective immediately, the Fund will no longer pursue its stated investment objective and instead will begin liquidating its portfolio and investing in cash equivalents and money market funds.  These changes in strategy will begin immediately and remain in effect until the Fund’s shares have been redeemed.  Any shareholders who have not redeemed their shares in the Fund prior to December 13, 2002 will have their shares automatically redeemed as of that date with proceeds being sent to the address of record.

Prior to December 13, 2002, you may redeem your account in accordance with “How to Sell Your Investment” in the Prospectus.  Please call the Transfer Agent at (877) 385-2720 for more information.

This supplement and the Prospectus dated May 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated May 1, 2002, which is incorporated herein by reference and can be obtained without charge by calling the Fund at (877) 385-2720.